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                                  EXHIBIT 10.6

                             AIRTOUCH COMMUNICATIONS

                          EXECUTIVE LIFE INSURANCE PLAN

               (As Amended and Restated Effective January 1, 1998)


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                                TABLE OF CONTENTS


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SECTION 1.  PURPOSE.............................................................................................  1

SECTION 2.  ERISA PLAN..........................................................................................  1

SECTION 3.  PARTICIPATION.......................................................................................  1
         3.1     COVERED UNDER PREDECESSOR PLAN.................................................................  1
         3.2     ELECTION NOT TO PARTICIPATE....................................................................  2
         3.3     INSURABILITY...................................................................................  2

SECTION 4.  ASSIGNMENT..........................................................................................  2

SECTION 5.  INSURANCE BENEFITS WHILE EMPLOYED...................................................................  3
         5.1     AMOUNT OF INSURANCE............................................................................  3
         5.2     NO CASH SURRENDER VALUE WHILE EMPLOYED.........................................................  3
         5.3     PAYMENT OF PREMIUMS AND REIMBURSEMENT..........................................................  3
         5.4     POLICY OWNERSHIP...............................................................................  3

SECTION 6.  DEATH BENEFIT AFTER APPROVED RETIREMENT.............................................................  4

SECTION 7.  POLICY OWNERSHIP AFTER TERMINATION..................................................................  4

SECTION 8.  INSUFFICIENT INSURANCE..............................................................................  5
         8.1     INSUFFICIENT POLICIES..........................................................................  5
         8.2     NOT TIMELY PURCHASED...........................................................................  5
         8.3     TAX TREATMENT IGNORED..........................................................................  6

SECTION 9.  WITHHOLDING.........................................................................................  6

SECTION 10. ADMINISTRATION......................................................................................  6
         10.1       PLAN SPONSOR AND ADMINISTRATOR..............................................................  6
         10.2       DETERMINATION OF ELIGIBILITY................................................................  6
         10.3       PROCEDURE TO APPROVE AND DENY CLAIMS........................................................  6
         10.4       PROCEDURE TO REVIEW DENIED CLAIMS...........................................................  7
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         10.5       ADDITIONAL DUTIES OF PLAN ADMINISTRATOR.....................................................  7
         10.6       ALLOCATION OF RESPONSIBILITIES..............................................................  8
         10.7       NAMED FIDUCIARIES...........................................................................  8
         10.8       MORE THAN ONE FIDUCIARY CAPACITY............................................................  8
         10.9       APPLICABLE LAW; SEVERABILITY................................................................  8

SECTION 11. AMENDMENT AND TERMINATION...........................................................................  9
         11.1       PLAN AMENDMENT..............................................................................  9
         11.2       PLAN TERMINATION............................................................................  9

SECTION 12. DEFINITIONS.........................................................................................  9

SECTION 13. EXECUTION..........................................................................................  11

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                             AIRTOUCH COMMUNICATIONS

                          EXECUTIVE LIFE INSURANCE PLAN
               (As Amended and Restated Effective January 1, 1998)


SECTION 1.  PURPOSE

                The AirTouch Communications Executive Life Insurance Plan (the "Plan") was established effective as of the Separation Date to provide life insurance benefits to certain key executive personnel who were provided similar benefits immediately before the Separation Date under a plan sponsored by Pacific Telesis Group. The Plan may be amended or terminated as provided in
Section 11. The Plan was last amended and restated effective as of January 1, 1998, to read as set forth herein.

SECTION 2.  ERISA PLAN

                This Plan is covered by Title I of ERISA as a top-hat welfare benefit plan.

SECTION 3.  PARTICIPATION

    3.1         Covered Under Predecessor Plan

                Participation in the Plan shall be limited to those Executives who were covered under the Pacific Telesis Group Executive Life Insurance Plan ("Predecessor Plan") immediately before the Separation Date, as determined by the Administrator. As of January 1, 1998, the following Executives are eligible to participate in the Plan: Sam Ginn, C. Lee Cox, Arun Sarin, Mohan Gyani and Sue Swenson.




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    3.2         Election Not to Participate

                A covered Executive may elect not to participate in this Plan at any time; such election shall be in writing, and shall become effective upon its receipt by the Administrator. No compensation or benefits in lieu of this Plan shall be paid to an Executive who elects not to participate. An election not to participate shall be irrevocable unless otherwise determined by the Board.

    3.3         Insurability

                Executives who are eligible to participate are not automatically entitled to the insurance benefits provided under this Plan. Each Executive must satisfy the requirements for insurability of the insurer selected by the Company before becoming covered by insurance under this Plan.


SECTION 4.  ASSIGNMENT

                The Executive may assign to one or more individuals or trustees all or any part of his or her right, title, claim, interest, benefit and all other incidents of ownership which he or she may have in any life insurance under this Plan. Such assignee shall then have all rights and obligations which have been assigned and otherwise are the Executive's under this Plan. To the extent that there has been such an assignment, the term Executive shall mean the Executive's assignee (or any subsequent assignee) as the context requires, in connection with ownership, actions, elections, or other events concerning life insurance on the Executive.



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SECTION 5.  INSURANCE BENEFITS WHILE EMPLOYED

    5.1         Amount of Insurance

                The amount of insurance provided under this Plan on the life of each covered Executive while he or she is employed by a Participating Company shall be two times the annual base salary of the Executive. At its discretion and at any time, however, the Board may specify a lower amount of insurance for an Executive. The Executive shall have the incidents of ownership in such insurance provided in paragraph 5.4.

    5.2         No Cash Surrender Value While Employed

                While the Executive is employed by a Participating Company, he or she shall not have any interest in any cash surrender value with respect to any insurance under this Plan.

    5.3         Payment of Premiums and Reimbursement

                The Company shall pay all the premiums for insurance under this Plan. The Executive shall reimburse the Company in an amount determined by the Company which, without reimbursement, would be required to be included in the Executive's income for federal income tax purposes by reason of the economic benefit of the life insurance protection provided under this Plan. Reimbursement shall occur monthly on demand by the Company.

    5.4         Policy Ownership

                To provide the insurance benefits under this Plan, the Company shall acquire one or more permanent insurance policies on the life of each participating Executive who satisfies the insurer's requirements for insurability. Such policies may be acquired directly from an insurance company or by assignment from the Predecessor Plan, as the Administrator determines. The ownership of each policy shall be divided between the Company and the Executive. The Executive shall possess all incidents of ownership in the policy or



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policies in an amount equal to the amount of the insurance benefits provided to the Executive under this Plan, and the Company shall possess all other incidents of ownership. The Executive shall not have any ownership interest in any cash surrender value under any insurance policy. The Executive shall have the right to designate the beneficiary to whom death benefits are payable under each insurance policy, to the extent of his or her ownership of the policy; the rest of any death benefits shall be payable to the Company or its designated beneficiary.

SECTION 6.  DEATH BENEFIT AFTER APPROVED RETIREMENT

                At the death of a covered Executive who retires pursuant to an Approved Retirement, the Company will pay to the Executive's beneficiary a death benefit that on an after-income tax basis (including state income tax) shall equal one times the Executive's final annual base salary. No death benefits will be paid on account of the death of an Executive who terminates employment with the Company for reasons other than an Approved Retirement.

SECTION 7.  POLICY OWNERSHIP AFTER TERMINATION

                Effective with an Executive's termination of employment with a Participating Company for any reason, including an Approved Retirement, all interests and rights the Executive, or his assignee, had under this Plan in any insurance policies on the Executive's life will cease, and thereafter all interests and rights in such insurance policies will belong exclusively to the Company. The Executive shall transfer to the Company the portion of the policy or policies on his or her life which he or she owns under this Plan. After such a termination, neither the Executive, his or her assignee, the Executive's beneficiary, nor the assignee's beneficiary shall have any interests or rights under this Plan in the cash surrender value of any insurance policy or the death benefit payable under any insurance policy.



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SECTION 8.  INSUFFICIENT INSURANCE

    8.1         Insufficient Policies

                If an Executive who satisfies the insurer's requirements for insurability should die at a time when the amount of insurance in force on his or her life is less than the amount required under this Plan, the Company shall pay such additional amounts as would have been paid by the insurer if such amount of insurance had been in effect, subject to the exceptions which would have been stated in the policy. Such exceptions shall be determined by reference to the most recently purchased policy on the Executive's life under this Plan; if no such policy exists, they shall be determined by reference to the most recently purchased policy for any Executive covered under this Plan. Payment shall be made from the general funds of the Company.

    8.2         Not Timely Purchased

                In addition, if the amount of insurance paid under this Plan is less than the amount of insurance in force because of the application of a suicide, incontestability of similar clause, and if such clause would not have applied to reduce the amount of insurance if the insurance policy had been timely purchased, then the Company shall pay such additional amounts as would have been paid by the insurer if the insurance had been timely purchased. Insurance shall be treated as timely purchased if it is purchased no later than 120 days after the date of the applicable event. For example, insurance shall be timely purchased if it is purchased no later than 120 days after an Executive is first covered under the Plan. Similarly, insurance is timely purchased if it is purchased no less than 120 days after the date on which an Executive's periodic salary increase is effective.



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    8.3  Tax Treatment Ignored

         Except as otherwise provided herein, no adjustment shall be made for the fact that the tax treatment of Company payments may be different from the tax treatment of the proceeds paid under an insurance policy.

SECTION 9.  WITHHOLDING

                The Executive and any beneficiary shall make appropriate arrangements with the Company for the satisfaction of any federal, state or local income tax withholding requirements and social security or other employee tax requirements applicable to the provision of benefits under this Plan. If no other arrangements are made, the Company may provide, at its discretion, for such withholding and tax payments as may be required.

SECTION 10.  ADMINISTRATION.

    10.1 Plan Sponsor and Administrator. The Company shall be the sponsor of the Plan and the Senior Vice President,- Human Resources and Corporate Services of the Company (or his or her successor) shall be the Administrator. The Senior Vice President,- Human Resources and Corporate Services of the Company (or his or her successor) shall have the specific powers elsewhere granted and shall have such other powers as may be necessary in order to administer the Plan, in his sole discretion, except for powers herein granted or provided to others.

    10.2 Determination of Eligibility. In all questions relating to eligibility for any benefit hereunder, the decision of the Administrator, based upon this Plan and upon the insurance policies covering such individual and, insofar as permitted by applicable law, shall be final.

    10.3 Procedure To Approve and Deny Claims. The Administrator shall have the sole discretion to grant or deny claims for benefits under the Plan with respect to covered Executives. Adequate notice, pursuant to applicable law and prescribed Company practices, shall be provided in writing to any Executive or beneficiary whose claim has



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been denied, setting forth the specific reasons for such denial and any other information required to be furnished under ERISA.

    10.4 Procedure To Review Denied Claims. The Committee shall serve as the final Review Committee for the review of all denied claims appealed by an Executive or beneficiary of an Executive.

                An Executive or his or her beneficiary whose claim for benefits has been denied, in whole or in part, may (and must for the purpose of seeking any further review of a decision or determining any entitlement to a benefit under the Plan) within 60 days after receipt of notice of denial, submit a written request for review of the decision denying the claim. In such case, the Review Committee shall:

                (a) Make full and fair review of such decision within 60 days after receipt of the written request for review, or within an additional 60 days, provided the claimant is notified of the delay and the reasons for requiring such additional time; and

                (b) Notify the claimant in writing of the review decision, specifying the reasons for such decision.

                Any Executive or beneficiary whose claim for benefits has been denied shall have such further rights of review as are provided in section 503 of ERISA and regulations promulgated thereunder. The Committee shall retain such right, authority and discretion as is provided in or not expressly limited by section 503 of ERISA and regulations thereunder.

    10.5 Additional Duties of Plan Administrator. The Senior Vice President,- Human Resources and Corporate Services of the Company (or his or her successor) shall determine conclusively for all parties all questions arising in the administration of the Plan, and insofar as permitted by applicable law, any decision of the Senior Vice President,- Human Resources and Corporate Services of the Company (or his or her successor) shall not be subject to further review.



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    10.6 Allocation of Responsibilities. The Company may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms. The Company, the Committee and the Senior Vice President,- Human Resources and Corporate Services of the Company (or his or her successor) may designate in writing other persons to carry out their respective responsibilities under the Plan and may employ persons to advise them with regard to any such responsibilities.

    10.7 Named Fiduciaries. The Company, the Committee and the Senior Vice President,-Human Resources and Corporate Services of the Company (or his or her successor) are each named fiduciaries as that term is used in ERISA with respect to the particular duties and responsibilities herein provided to be allocated to each of them.

    10.8 More Than One Fiduciary Capacity. A person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

    10.9 Applicable Law; Severability

                The Plan hereby created shall be construed, administered and governed in all respects in accordance with ERISA and the laws of the State of California to the extent the latter are not preempted by ERISA. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

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SECTION 11.  AMENDMENT AND TERMINATION.

    11.1 Plan Amendment. The Company may from time to time make any changes in the Plan as it deems appropriate with or without notice to participants by appropriate action of the Board of Directors. However, in recognition of the reliance placed upon the Plan and its contractual nature in inducing the change in position caused by retirement, any such change or modification shall not affect the rights of any individual to any benefit to which he or she may have previously become entitled hereunder. The Senior Vice President,-Human Resources and Corporate Services of the Company (or his or her successor), with the approval of the Senior Vice President,Legal, External Affairs and Secretary of the Company (or his or her successor), shall be authorized to make minor or administrative changes to the Plan.

    11.2 Plan Termination. The Company retains the right to terminate the Plan in whole or in part by appropriate action of the Board, at any time, for any reason, with or without notice to participants. Said termination shall not affect the rights of any individual to any benefit to which he may have previously become entitled hereunder.

SECTION 12.  DEFINITIONS

    12.1 "Approved Retirement" shall mean a termination of employment with a Participating Company with eligibility for an immediate nondiscounted service pension under the AirTouch Communications Employees Pension Plan, or a termination which the Board specifically determines to be an "Approved Retirement" for purposes of this Plan.

    12.2 "Board" shall mean the Board of Directors of the Company.

    12.3 "Committee" means the Compensation and Personnel Committee of the Board.

    12.4 "Company" shall mean AirTouch Communications, Inc., a Delaware corporation.



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    12.5 "Executive" shall mean an employee of a Participating Company who is eligible to participate in the Plan, as provided in Subsection 3.1 of the Plan.

    12.6 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    12.7 "Participating Company" shall mean the Company, each subsidiary of the Company which shall, with the consent of the Company determine to participate in the Plan, and each other corporation, partnership or joint venture designated by the Board or the Committee as a Participating Company.

    12.8 "Plan" shall mean this AirTouch Communications Executive Life Insurance Plan.

    12.9 "Separation Date" shall mean April 1, 1994, the date that complete separation of PacTel Corporation and Pacific Telesis Group occurred.



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SECTION 13.  EXECUTION.

                To record the amendment and restatement of the Plan as set forth herein, the Company has caused its duly authorized representative to execute the same this ___ day of _______________, 1998.

                                         AIRTOUCH COMMUNICATIONS, INC.



                                         By
                                           -----------------------------------
                                                       Brian Jones
                                              Senior Vice President, Human
                                              Resources and Corporate Services



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